EXHIBIT 1

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.01, of Choice One Communication Inc., a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(k)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


                                    MORGAN STANLEY DEAN WITTER & CO.


                                    By: /s/ Peter R. Vogelsang
                                       --------------------------------------
                                       Name:  Peter R. Vogelsang
                                       Title: Authorized Signatory


                                    MORGAN STANLEY CAPITAL PARTNERS III, INC.


                                    By: /s/ Peter R. Vogelsang
                                       --------------------------------------
                                       Name:  Peter R. Vogelsang
                                       Title: Secretary


                                    MSCP III, LLC

                                    By:  Morgan Stanley Capital Partners III,
                                         Inc., as Member


                                    By: /s/ Peter R. Vogelsang
                                       --------------------------------------
                                       Name:  Peter R. Vogelsang
                                       Title: Secretary


                                    MORGAN STANLEY CAPITAL INVESTORS, L.P.

                                    By:  MSCP III, LLC,
                                         as General Partner

                                    By:  Morgan Stanley Capital Partners III,
                                         Inc., as Member


                                    By: /s/ Peter R. Vogelsang
                                       --------------------------------------
                                       Name:  Peter R. Vogelsang
                                       Title: Secretary

                                    MORGAN STANLEY CAPITAL PARTNERS III, L.P.

                                    By:  MSCP III, LLC,
                                         as General Partner

                                    By:  Morgan Stanley Capital Partners III,
                                         Inc., as Member


                                    By: /s/ Peter R. Vogelsang
                                       --------------------------------------
                                       Name:  Peter R. Vogelsang
                                       Title: Secretary


                                    MSCP III 892 INVESTORS, L.P.

                                    By:  MSCP III, LLC,
                                         as General Partner

                                    By:  Morgan Stanley Capital Partners III,
                                         Inc., as Institutional Managing Member


                                    By: /s/ Peter R. Vogelsang
                                       --------------------------------------
                                       Name:  Peter R. Vogelsang
                                       Title: Secretary


                                    MSDW CAPITAL PARTNERS IV, LLC

                                    By:  MSDW Capital Partners IV, Inc.,
                                         as Member


                                    By: /s/ Peter R. Vogelsang
                                       --------------------------------------
                                       Name:  Peter R. Vogelsang
                                       Title: Secretary


                                    MSDW CAPITAL PARTNERS IV, INC


                                    By: /s/ Peter R. Vogelsang
                                       --------------------------------------
                                       Name:  Peter R. Vogelsang
                                       Title: Secretary

                                    MORGAN STANLEY DEAN WITTER CAPITAL
                                    PARTNERS IV, L.P.

                                    By:  MSDW Capital Partners IV, LLC,
                                         as General Partner

                                    By:  MSDW Capital Partners IV, Inc.,
                                         as Member


                                    By: /s/ Peter R. Vogelsang
                                       --------------------------------------
                                       Name:  Peter R. Vogelsang
                                       Title: Secretary


                                    MSDW IV 892 INVESTORS IV, L.P.

                                    By:  MSDW Capital Partners IV, LLC,
                                         as General Partner

                                    By:  MSDW Capital Partners IV, Inc.,
                                         as Member


                                    By: /s/ Peter R. Vogelsang
                                       --------------------------------------
                                       Name:  Peter R. Vogelsang
                                       Title: Secretary


                                    MORGAN STANLEY DEAN WITTER CAPITAL
                                    INVESTORS IV, L.P.

                                    By:  MSDW Capital Partners IV, LLC,
                                         as General Partner

                                    By:  MSDW Capital Partners IV, Inc.,
                                         as Member


                                    By: /s/ Peter R. Vogelsang
                                       --------------------------------------
                                       Name:  Peter R. Vogelsang
                                       Title: Secretary